UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 16, 2015
Date of Report (Date of earliest event reported)

MONSTER ARTS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-53266	27-1548306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 S. Las Vegas Blvd. Suite 120 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(888) 993-3327 ext. 707
Registrant’s telephone number, including area code

806 East Avenido Pico, Suite I-288

San Clemente, California 92673

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Reverse Stock Split

On August 28, 2014, the Board of Directors and majority shareholders of Monster Arts Inc., a Nevada corporation (the "Company") approved a reverse stock split of one for 200 hundred (1:200) of the Company's total issued and outstanding shares of common stock (the “Stock Split”). Pursuant to the Company's Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the Company’s outstanding votes is required to effect the Stock Split. The Company’s articles of incorporation do not authorize cumulative voting. As of the record date of August 28, 2014, the Company had 2,078,307,174 voting shares of common stock issued and outstanding. The consenting stockholders of the shares of common stock are entitled to 359,347,239 common share votes and 20,000,000 Series A preferred share votes, which represents a majority of the voting rights associated with the Company’s shares of common stock. The consenting stockholders voted in favor of the Stock Split described herein in a unanimous written consent dated August 28, 2014.

The Board of Directors had previously considered factors regarding their approval of the Stock Split including, but not limited to: (i) the current volume of trading and trading price of the Company’s shares of common stock on the OTC Market and potential to increase the marketability and liquidity of the Company’s common stock based on structuring of potential business operations and acquisition; and (ii) limitation of marketability of the Company’s common stock among brokerage firms and institutional investors based upon current per-share price. The Board of Directors of the Company approved the Stock Split and recommended the majority shareholders of the Company review and approve the Stock Split.

The Stock Split was effected on January 16, 2015 based upon the filing of appropriate documentation with FINRA. The Stock Split decreased the Company's total issued and outstanding shares of common stock from approximately 2,182,007,174 shares to 10,910,036 shares of common stock. The common stock will continue to be $0.001 par value. The trading symbol of the Company will have a "D" placed on the ticker symbol for twenty business days from the effective date of the Stock Split and be "APPZD". After twenty business days has passed, on February 13, 2015, the Company's trading symbol will change to "APPZD".

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER ARTS INC.
DATE: January 27, 2015	By: /s/ Wayne Irving II Name: Wayne Irving II Title: President/Chief Executive Officer

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